Exhibit 10.6

                  FORM OF PROMISSORY NOTE AND PLEDGE AGREEMENT
                    (Greater Than $200,000 Principal Amount)


$                                                           Broomfield, Colorado
                                                                          [DATE]

     FOR VALUE RECEIVED, the undersigned, [NAME], an individual residing at [ADDRESS] (the "Borrower"), hereby unconditionally promises to pay to LEVEL 3 COMMUNICATIONS, INC., a Delaware corporation (the Lender") at 1025 Eldorado
Blvd., Broomfield, CO 80021 (as hereinafter defined) in lawful money of the United States and in immediately available funds, the principal amount shown as outstanding on Schedule 1 to this Note and Pledge Agreement (this "Note") but in an amount not to exceed [DOLLAR AMOUNT] ($ ). The principal amount shall be paid in full on [DATE], subject to acceleration of the maturity as provided below (the "Maturity Date").

     Borrower shall be entitled to borrow up to the maximum principal amount of [DOLLAR AMOUNT] Dollars of this Note, but shall not be entitled to reborrow any amounts pre-paid under this Note.

     The unpaid principal amount of this Note and Pledge Agreement (this "Note") shall bear simple interest at the rate of [PRIME RATE OF INTEREST ON THE DATE OF THE NOTE]% per annum, computed on the basis of 12 months of 30 days per month. Interest shall accrue during the term of this Note and be payable at maturity or upon payment in full, whichever occurs first.

     Borrower will make all payments (including pre-payments) under this Note of principal and interest, by certified or bank cashier's check to the order of the Lender at 1025 Eldorado Blvd., Broomfield, CO 80021, Attn: Vice President and Assistant General Counsel, or at a different place if required by the Lender. If the Borrower desires to pay any amounts due under this Note by wire transfer, the Borrower shall provide verbal notice of this request to the Group Vice President and General Counsel of lender at telephone number 720-888-2514 at least one business day prior to a desired payment date. Lender will provide to Borrower appropriate wire transfer instructions for such payment.

     The Borrower shall have the right to pre-pay all or any portion of this Note at any time, without penalty; provided that interest shall continue to accrue on the unpaid portion of the principal amount of this Note at the rate of interest indicated above.

     Any amount due hereunder not paid when due shall bear interest at a rate equal to 2% above the interest rate otherwise in effect. Notwithstanding the foregoing, the interest rate hereunder shall not exceed the maximum rate permitted by applicable law from time to time.

     The holder of this Note is authorized to endorse on Schedule 1 to this Note, or on a continuation thereof which shall be attached hereto and made a part hereof, the date and amount of each borrowing under this Note and payment of principal and interest on this Note, but the failure to do so shall not affect the liability of the undersigned. All such notations shall be prima facie evidence of the matters so noted.

     As collateral for the repayment in full of the principal of and interest on this Note and Pledge Agreement, together with all costs of enforcement (including reasonable attorneys' fees) of this Note and Pledge Agreement (the "Obligations"), the undersigned does hereby grant to the Lender a security interest in the property described on Schedule 2 hereto, whether now owned or hereafter acquired, and wherever located, together with all proceeds thereof (the "Collateral"). This security interest created hereunder is a continuing security interest and shall remain in effect until the indefeasible payment in full in cash of all Obligations. Borrower hereby represents to Lender that
Schedule 2 contains an accurate value of the Collateral, both encumbered value and unencumbered value, as the case may be.

     Lender acknowledges that it is the Borrower's intention to pursue a sale of the Collateral and to use the proceeds of such sales to repay the Obligations. Borrower agrees to use his commercially reasonable efforts to effect the sales of the Collateral. Notwithstanding the foregoing, all proceeds relating to the Collateral shall be held by the Borrower in trust for the Lender and shall immediately upon receipt be turned over to the Lender as pre-payment or full payment of the Obligations hereunder. All certificates or instruments representing or evidencing any Collateral, shall be delivered to and held by or on behalf of the Lender pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank.

     So long as any of the Obligations remain unpaid, the Borrower will not assign, pledge, mortgage or otherwise encumber any of the Collateral other than any pledge, mortgage or other encumbrance noted on Schedule 2. Lender acknowledges that it is the Borrower's intention to pursue a sale of the Collateral and to use the proceeds of such sales to repay the Obligations. The Borrower will warrant and defend the right and title herein granted to the Lender in and to the Collateral (and all right, title, and interest represented by the Collateral) against the claims and demands of all persons whomsoever unless contemporaneously with the sale of such Collateral, the Borrower shall make a prepayment of the outstanding principal of this Note and Pledge Agreement in the amount of the proceeds from such sale. The Borrower agrees that at any time, and from time to time, at the expense of the Borrower, the Borrower will promptly execute and deliver all further instruments, and take all further action, that may be necessary or desirable, or that the Lender may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

     The following  events shall each constitute an Event of Default  hereunder:
(a) failure of the Borrower to pay any amount of principal of any of the Obligations when due, (b) failure of the Borrower to pay any amount of interest on any of the Obligations within three (3) business days of when due; (c) failure of the security interest, if any, purported to be created hereby to be a first priority perfected security interest free and clear of all liens, security interests or other encumbrances of any nature whatsoever, unless otherwise waived by Lender, (d) failure of the Borrower to comply with any covenant or agreement contained herein which failure remains unremedied for a period of 10 days, (e) the Borrower shall become a debtor under applicable federal or state bankruptcy or insolvency laws (f) the Borrower shall no longer be a full-time employee of the Lender or (g) the death of the Borrower.

     Upon the occurrence and continuance of an Event of Default, the Lender shall (a) be entitled to vote all Investment Property (as defined in the Uniform Commercial Code of the State of New York (the "UCC") constituting Collateral,
(b) be entitled to receive, hold and/or apply to the payment of the Obligations any dividends payable in respect of the Collateral and (d) have all the rights and remedies of a secured party under the Uniform Commercial Code of the State of New York (the "UCC). The Borrower shall take such steps from time to time as may be requested by the Lender to ensure that the security interest created hereby shall constitute a first priority security interest under applicable law, including the UCC. The principal residence of the Borrower is [ADDRESS]. To the extent notice of any sale or disposition of Collateral is required under applicable law, the Borrower agrees that 10 calendar days' notice shall constitute reasonable notice of any such sale or disposition.

     The Borrower agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Lender is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and the Borrower further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Lender be liable nor accountable to the Borrower for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

     The Borrower hereby irrevocably appoints the Lender the Borrower's attorney-in-fact, with full authority in the place and stead of the Borrower and in the name of the Borrower or otherwise, from time to time in the Lender's discretion, upon the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument (including stock powers and proxies) which the Lender may deem necessary or advisable to accomplish the purposes of this Note. The foregoing appointment is coupled with an interest.

     Upon the occurrence of any one or more of the Events of Default, all principal and all accrued interest then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, without notice.

     All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind. The Borrower agrees to indemnify the Lender against all losses, claims, expenses and liabilities incurred by the Lender in connection with the enforcement of this Note, including the payment of legal fees and disbursements of counsel (including in-house counsel) to the Lender.

     No amendment to or waiver of any provision of this Note nor consent to any departure by the Borrower herefrom shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     All notices hereunder shall be given in writing and shall be deemed delivered when received by the other party hereto at the address set forth below such party's signature or at such other address as may be specified by such party from time to time or, if mailed, on the fifth calendar day after being deposited in the mails, postage prepaid, so addressed.

     THE LENDER AND THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS NOTE AND PLEDGE AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE LENDER OR THE BORROWER. THE BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL

INDUCEMENT FOR THE LENDER ENTERING INTO THIS NOTE AND PLEDGE AGREEMENT AND PROVIDING THE LOANS EVIDENCED HEREBY.

                                            [NAME],
                                             as Borrower




                                             Address:



                                             ACCEPTED:
                                             LEVEL 3  COMMUNICATIONS, INC.



                                             By:
                                                    Name
                                                    Title:
                                                    Address: 1025 Eldorado Blvd.
                                                            Broomfield, CO 80021

                                                                      Schedule 1

                             Borrowings of Principal

Date            Amount of Principal Borrowed            Total Principal Borrowed






                       Payments of Principal and Interest

Date            Amount of Interest                           Amount of Principal

                                                                      Schedule 2

                            Description of Collateral

The Collateral includes the following items or types of property, whether now owned or hereafter acquired and wherever located:

    Collateral         Value              Encumbrances             Unencumbered
   Description                                                         Value

                             FROM OF PROMISSORY NOTE
                (Less Than or Equal to $200,000 Principal Amount)


$                                                           Broomfield, Colorado
                                                                          [DATE]

     FOR VALUE RECEIVED, the undersigned, [NAME], an individual with a business address 1025 Eldorado Blvd., Broomfield, Colorado 80021 (the "Borrower"), hereby unconditionally promises to pay to LEVEL 3 COMMUNICATIONS, INC., a Delaware corporation (the "Lender") at 1025 Eldorado Blvd., Broomfield, Colorado 80021 (as hereinafter defined) in lawful money of the United States and in immediately available funds, the principal amount of [DOLLAR AMOUNT] ($ ). The principal amount shall be paid in full on [DATE], subject to acceleration of the maturity as provided below.

     The unpaid principal amount of this Note (this "Note") shall bear interest at the rate of [PRIME RATE AS OF DATE OF NOTE]% per annum, computed on the basis of the actual number of days elapsed prior to payment over a year of 365 days. Interest shall be payable upon the earlier of (i) prepayment of any principal amount hereof (interest being due and payable upon the amount of principal prepaid) and (ii) maturity.

     Any amount due hereunder not paid when due shall bear interest at a rate equal to 2% above the interest rate otherwise in effect. Notwithstanding the foregoing, the interest rate hereunder shall not exceed the maximum rate permitted by applicable law from time to time.

     The holder of this Note is authorized to endorse on Schedule 1 to this Note or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each payment of principal and interest on this Note, but the failure to do so shall not affect the liability of the undersigned. All such notations shall be prima facie evidence of the matters so noted.

     The following  events shall each constitute an Event of Default  hereunder:
(a) failure of the Borrower to pay any amount of principal of or interest on any of the Obligations when due, (b) the Borrower shall no longer be a full time employee of the Lender or any of its subsidiaries, (c) failure of the Borrower to comply with any covenant or agreement contained herein which failure remains unremedied for a period of 10 days or (d) the Borrower shall become a debtor under applicable federal or state bankruptcy or insolvency laws.

     The Borrower hereby irrevocably appoints the Lender the Borrower's attorney-in-fact, with full authority in the place and stead of the Borrower and in the name of the Borrower or otherwise, from time to time in the Lender's discretion, upon the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument (including stock powers and proxies) which the Lender may deem necessary or advisable to accomplish the purposes of this Note. The foregoing appointment is coupled with an interest.

     The  obligations  of  the  Borrower   hereunder  are  subject  to  optional
prepayment in whole or in part at any time without premium or penalty.

     Upon the occurrence of any one or more of the Events of Default, all principal and all accrued interest then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, without notice.

     All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind. The Borrower agrees to indemnify the Lender against all losses, claims, expenses and liabilities incurred by the Lender in connection with the enforcement of this Note, including the payment of legal fees and disbursements of counsel (including in-house counsel) to the Lender.

     No amendment to or waiver of any provision of this Note nor consent to any departure by the Borrower herefrom shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     All notices hereunder shall be given in writing and shall be deemed delivered when received by the other party hereto at the address set forth below such party's signature or at such other address as may be specified by such party from time to time or, if mailed, on the fifth calendar day after being deposited in the mails, postage prepaid, so addressed.

     THE LENDER AND THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS NOTE AND PLEDGE AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE LENDER OR THE BORROWER. THE BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER ENTERING INTO THIS NOTE AND PLEDGE AGREEMENT AND PROVIDING THE LOANS EVIDENCED HEREBY.

                                                   [NAME],
                                                   as Borrower


                                                    _______________________


                                                   ACCEPTED:
                                                   LEVEL 3  COMMUNICATIONS, INC.

                                                   By:
                                                         Name:
                                                         Title:

                                                                      Schedule 1

                       Payments of Principal and Interest

Date            Amount of Interest                           Amount of Principal